Evergreen Diversified Bond Fund: Semiannual Report as of October 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
23	STATEMENT OF ASSETS AND LIABILITIES
24	STATEMENT OF OPERATIONS
25	STATEMENTS OF CHANGES IN NET ASSETS
27	NOTES TO FINANCIAL STATEMENTS
32	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Diversified Bond Fund, which covers the six-month period ended October 31, 2002.

Market analysis

The fixed income markets provided investors with a variety of outcomes over the past six months. Many different bonds alternately benefited and struggled from weaker than expected economic growth, fears of terror, potential war with Iraq, and investor mistrust of corporate America. These uncertainties caused many fixed income investors to seek the perceived safety of the United States government bond market. Indeed, the yield on the 10-year Treasury bond declined from approximately 5.4% in April to less than 3.6% in September, despite a federal budget deficit of more than $150 billion for fiscal year 2002. During that same time, the yield on the 30-year U.S. Treasury bond fell from 5.79% to 4.99%. For the rest of the Treasury market, the environment was also positive as yields fell and prices rose due to the slow recovery.

Despite the significant drop in yields, the environment created challenges for the corporate bond market. The accounting scandals increased investor concerns about future corporate earnings, as did the slower than expected economy. As a result, investors demanded higher yield premiums for corporate bonds relative to their U.S. Treasury counterparts -- a situation that caused corporate bonds to underperform other fixed income sectors.

These problems also translated into the high yield market. The weak recovery led to a high number of corporate defaults, resulting in widening spreads relative to Treasuries and falling prices for lower-quality issues.

LETTER TO SHAREHOLDERS continued

Investors in the mortgage-backed securities market also faced unsettled conditions. The huge decline in rates propelled significant mortgage refinancing activity. While good for consumers, the prepayment of mortgages is often difficult for investors in this market, because when mortgages are paid off prior to maturity, they are removed from portfolios, decreasing investors’ income streams.

Looking ahead, it appears the Federal Reserve Board is finished with its easing cycle. At the conclusion of its most recent Federal Open Market Committee meeting, the Fed lowered its target for the federal funds rate by a larger than expected 50 basis points. In addition, monetary policymakers switched their policy bias to neutral, indicating the risks to the economy are evenly balanced between weakness and inflation. With inflation still quite low, we expect rates to remain at current levels well into next year, enabling the economy to gather strength and solidify the recovery.

As clarity improves on the geopolitical front, and economic fundamentals improve, we would expect Treasury yields to begin a gradual climb from the 40-year lows experienced in 2002. We remain optimistic that corporate and mortgage-backed securities sectors may provide attractive total returns as spreads narrow relative to Treasuries and demand improves for these issues. Opportunities in this environment may also improve for investors in the high yield market, since they trade similar to equities and are most leveraged for an economic recovery.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

LETTER TO SHAREHOLDERS continued

an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of October 31, 2002

“We were pleased that in the third quarter of 2002, an increased number of corporations met analysts’ revised expectations for earnings growth. This is positive for your fund, because improving business prospects make corporate bonds more attractive to investors.”

MANAGEMENT TEAM

David K. Fowley, CFA
Customized Fixed Income Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 9/11/1935
	Class A	Class B	Class C	Class I
Class Inception Date	1/20/1998	9/11/1935	4/7/1998	2/11/1998

6-month return with sales charge	-2.31%	-2.81%	0.18%	N/A

6-month return w/o sales charge	2.56%	2.17%	2.17%	2.69%

Average Annual Return*

1 year with sales charge	-1.95%	-2.67%	0.25%	N/A

1 year w/o sales charge	2.96%	2.19%	2.19%	3.22%

5 year	3.88%	3.82%	4.13%	4.98%

10 year	5.61%	5.75%	5.74%	6.17%

Maximum Sales Charge	4.75%	5.00%	2.00%	N/A
	Front-End	CDSC	CDSC

30-day SEC yield	5.68%	5.21%	5.21%	6.22%

6-month income dividends per share	$0.43	$0.38	$0.38	$0.45

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Diversified Bond Fund Class A shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 2.56% for the six-month period ended October 31, 2002, excluding any applicable sales charges. During the same period, the Lehman Brothers Aggregate Bond Index (LBABI) returned 5.90%, while the median return of funds in the Lipper Corporate Debt BBB Rated Funds Classification was 2.60%. Lipper Inc. is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$393,609,120

Average Credit Quality*	A-

Effective Maturity	7.8 years

Average Duration	4.7 years

*Source: Standard & Poor’s

What was the investment environment like for bonds during the period?

A sluggish economic recovery, a generally declining stock market and concerns about geopolitical issues had a significant impact on the bond market during the six-month period. As the economy sputtered, bond yields declined dramatically and bond prices rose. In this environment, market participants tended to avoid investments that carried even the slightest risk. As a result, Treasury securities, which are considered the safest investments, outperformed corporate securities -- the type of bonds emphasized by your fund. As the period drew to a close, a relatively strong rally in the stock market prompted some investors to move out of bonds and into equities. Bond prices declined and yields moved higher, but they did not reach the levels of earlier in the period.

PORTFOLIO COMPOSITION
(as a percentage of 10/31/2002 portfolio assets)

Corporate Bonds	59.1%

Collateralized Mortgage Obligations	20.3%

Mortgage-Backed Obligations	10.3%

Yankee Obligations	3.6%

Asset-Backed Securities	2.8%

U.S. Treasury Obligations	2.4%

Preferred Stocks	0.6%

Short-Term Mutual Fund Shares	0.5%

Municipal Obligations	0.3%

Convertible Debentures	0.1%

What strategies did you use in managing the fund?

In order to benefit from declining interest rates, we kept the fund’s duration long -- at about 100% to 110% of the benchmark LBABI. Duration measures a bond’s sensitivity to interest rate changes. In a declining interest rate environment, prices on longer-duration bonds are more volatile but they have the potential to appreciate more than shorter-duration bonds whose prices tend to be more stable.

We positioned the portfolio to take advantage of an economic rebound. We were premature in implementing this strategy, however, as the economic recovery has been more subdued than we expected. We invested primarily in a mix of investment-grade corporate bonds (those rated BBB or better) and lower-quality, high yield bonds (those rated below BBB). We

PORTFOLIO MANAGER INTERVIEW continued

had a relatively small commitment to Treasuries, commercial mortgage-backed securities, and agency securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

In the investment-grade area, we favored sectors that have performed well in all economic environments. Therefore, bonds issued by food, retail, certain energy companies and consumer staples companies contributed to the fund’s performance.

Because investors had little appetite for risk, lower-quality securities significantly underperformed higher-quality securities. Therefore, the portfolio’s high yield bonds held back the fund’s return. Our investments in telecommunications (AT&T), media (AOL Time Warner), and autos (Ford and GM) did poorly. We also owned a number of Airline Equipment Trust Certificates, which underperformed. When comparing the fund’s return against its benchmark LBABI, it is important to note that the index has no high yield securities.

We structured the portfolio in a barbell configuration, focusing on securities with short- and long-term maturities and purchasing relatively few securities in the intermediate-term range. This arrangement could benefit the fund because the short-term securities in the portfolio have the potential to produce more income as interest rates rise; and the long-term bonds tend to add stability to the portfolio as short- and long-term securities come more in line with each other.

PORTFOLIO QUALITY*
(as a percentage of 10/31/2002 market value of bonds)

AAA	26.4%

AA	5.7%

A	20.7%

BBB	26.7%

BB	6.1%

B	10.8%

CCC	0.1%

NR	0.7%

NA	2.8%

*Source: Standard & Poor’s

What is your outlook for the next six months?

The Federal Reserve Board announced a 0.5% interest rate cut shortly after the close of the period. While the Fed’s action indicates that the economy may have hit a soft spot, we may see a gradually improving economy over the next several months. We expect interest rates to remain low in the short term but over the longer term we believe interest rates are likely to rise slightly as economic growth picks up. We believe that the extreme flight to quality that took place over the past 12 months may be near an end, as investors become more confident about taking on risk.

We were pleased that in the third quarter of 2002, an increased number of corporations met analysts’ revised expectations for earnings growth. This is positive for your fund, because improving business prospects make corporate bonds more attractive to investors. Finally, we are entering the third year of a presidential term. In the past, “third years” have been positive for the economy and financial markets as the administration usually seeks policies designed to enhance the business climate going into an election year.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unaudited)[1]	Year Ended April 30,
		2002[2]	2001[1]	2000[1]	1999	1998[1,3,4]
CLASS A
Net asset value, beginning of period	$14.63	$14.53	$14.28	$15.48	$15.92	$16.08
Income from investment operations
Net investment income	0.41	0.83	0.97	0.97	0.97	0.30
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-0.04	0.13	0.25	-1.14	-0.44	-0.16
Total from investment operations	0.37	0.96	1.22	-0.17	0.53	0.14

Distributions to shareholders from
Net investment income	-0.43	-0.86	-0.97	-1.03	-0.97	-0.30

Net asset value, end of period	$14.57	$14.63	$14.53	$14.28	$15.48	$15.92
Total return[5]	2.56%	6.72%	8.81%	-1.06%	3.35%	0.85%
Ratios and supplemental data
Net assets, end of period (thousands)	$320,001	$300,670	$314,274	$344,296	$444,273	$501,547
Ratios to average net assets
Expenses[6]	1.07%[7]	1.13%	1.15%	1.19%	1.23%	1.08%[7]
Net investment income	6.07%[7]	5.68%	6.73%	6.65%	6.12%	6.68%[7]
Portfolio turnover rate	40%	116%	176%	175%	141%	109%

1. Net investment income per share is based on average shares outstanding during the period.

2. As required, effective May 1, 2001 the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3. For the period from January 20, 1998 (commencement of class operations), to April 30, 1998.

4. The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

5. Excluding applicable sales charges

6. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

7. Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unaudited)[1]	Year Ended April 30,					Year Ended August 31, 1997
		2002[1,2]	2001[1]	2000[1]	1999	1998[1,3]
CLASS B
Net asset value, beginning of period	$14.63	$14.53	$14.28	$15.48	$15.92	$15.42	$14.65
Income from investment operations
Net investment income	0.35	0.72	0.86	0.84	0.86	0.61	0.91
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-0.03	0.13	0.25	-1.12	-0.45	0.50	0.84
Total from investment operations	0.32	0.85	1.11	-0.28	0.41	1.11	1.75

Distributions to shareholders from
Net investment income	-0.38	-0.75	-0.86	-0.92	-0.85	-0.61	-0.98

Net asset value, end of period	$14.57	$14.63	$14.53	$14.28	$15.48	$15.92	$15.42
Total return[4]	2.17%	5.93%	8.00%	1.80%	2.57%	7.26%	12.25%
Ratios and supplemental data
Net assets, end of period (thousands)	$24,024	$19,283	$23,392	$21,694	$43,729	$70,113	$457,701
Ratios to average net assets
Expenses[5]	1.82%[6]	1.88%	1.90%	1.94%	1.97%	1.93%[6]	1.88%
Net investment income	5.32%[6]	4.92%	5.97%	5.86%	5.33%	5.74%[6]	6.07%
Portfolio turnover rate	40%	116%	176%	175%	141%	109%	138%

1. Net investment income per share is based on average shares outstanding during the period.

2. As required, effective May 1, 2001 the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.03; an increase in net realized gains or losses per share of $0.03; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3. For the eight months ended April 30, 1998. The fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998.

4. Excluding applicable sales charges

5. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6. Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unaudited)[1]	Year Ended April 30,
		2002[2]	2001[1]	2000[1]	1999	1998[1,3,4]
CLASS C
Net asset value, beginning of period	$14.63	$14.53	$14.28	$15.48	$15.92	$16.06
Income from investment operations
Net investment income	0.36	0.74	0.81	0.88	0.84	0.04
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-0.04	0.11	0.30	-1.16	-0.43	-0.14
Total from investment operations	0.32	0.85	1.11	-0.28	0.41	-0.10

Distributions to shareholders from
Net investment income	-0.38	-0.75	-0.86	-0.92	-0.85	-0.04

Net asset value, end of period	$14.57	$14.63	$14.53	$14.28	$15.48	$15.92
Total return[5]	2.17%	5.93%	8.00%	-1.80%	2.57%	-0.60%
Ratios and supplemental data
Net assets, end of period (thousands)	$49,010	$4,008	$3,077	$603	$499	$23
Ratios to average net assets
Expenses[6]	1.83%[7]	1.88%	1.90%	1.93%	1.98%	1.88%[7]
Net investment income	5.32%[7]	4.91%	5.82%	5.92%	5.33%	6.11%[7]
Portfolio turnover rate	40%	116%	176%	175%	141%	109%

1. Net investment income per share is based on average shares outstanding during the period.

2. As required, effective May 1, 2001 the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3. For the period from April 7, 1998 (commencement of class operations), to April 30, 1998.

4. The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

5. Excluding applicable sales charges

6. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

7. Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unaudited)[1]	Year Ended April 30,
		2002[1,2]	2001[1]	2000[1]	1999	1998[1,3,4]
CLASS I5
Net asset value, beginning of period	$14.63	$14.53	$14.28	$15.48	$15.92	$16.03
Income from investment operations
Net investment income	0.44	0.87	1.01	0.90	0.90	0.24
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-0.05	0.12	0.25	-1.04	-0.43	-0.11
Total from investment operations	0.39	0.99	1.26	-0.14	0.47	0.13

Distributions to shareholders from
Net investment income	-0.45	-0.89	-1.01	-1.06	-0.91	-0.24

Net asset value, end of period	$14.57	$14.63	$14.53	$14.28	$15.48	$15.92
Total return	2.69%	6.99%	9.08%	-0.81%	2.95%	0.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$574	$299	$980	$885	$3,478	$7
Ratios to average net assets
Expenses[6]	0.86%[7]	0.88%	0.90%	0.95%	0.99%	0.83%[7]
Net investment income	6.03%[7]	5.91%	6.97%	6.89%	6.55%	6.89%[7]
Portfolio turnover rate	40%	116%	176%	175%	141%	109%

1. Net investment income per share is based on average shares outstanding during the period.

2. As required, effective May 1, 2001 the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3. For the period from February 11, 1998 (commencement of class operations), to April 30, 1998.

4. The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

5. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

6. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

7. Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

ASSET-BACKED SECURITIES 2.8%
Asset-Backed 2.8%
American Airlines, Ser. 2001-2, Class B, 8.61%, 04/01/2011	AA-	$ 1,000,000	$ 725,707
Continental Airlines, Inc., Ser. 1998-1, Class C, 6.54%, 09/15/2009	BBB-	3,187,293	2,084,110
Credit Suisse First Boston Mtge. Securities Corp., Ser. 1996-2, Class A-6, 7.18%, 02/25/2018	AAA	1,815,623	1,853,325
Oakwood Mtge. Investors, Inc., Ser. 1996-C, Class A5, 7.35%, 04/15/2027	AAA	3,377,567	3,543,214
Railcar Leasing LLC, Ser. 1, Class A-2, 7.125%, 01/15/2013 144A	AAA	2,500,000	2,827,512
University Support Svcs., Inc., Ser. 1992-CD, Class D, 9.00%, 11/01/2007 (h)	NA	10,000	10,000
Total Asset-Backed Securities			11,043,868
COLLATERALIZED MORTGAGE OBLIGATIONS 20.1%
Banc America, Inc., Ser. 2001-7, 2.20%, 01/27/2011 144A (h)	AA+	3,500,000	3,430,000
Barnett Capital I, 8.06%, 12/01/2026	A-	1,100,000	1,146,072
Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2000-WF1, Class A-2, 7.78%, 02/15/2010	AAA	3,300,000	3,931,643
Credit Suisse First Boston Mtge. Securities Corp.:
Ser. 2001-CP4, Class A1, 5.26%, 12/15/2035	AAA	3,273,212	3,468,721
Ser. 2002-FL1, Class C, 3.12%, 01/11/2010	A2	2,500,000	2,505,673
Criimi Mae Comml. Mtge. Trust, Ser. 1998-C1, Class A-2, 7.00%, 06/02/2033 144A	A+	3,000,000	3,267,023
Criimi Mae Finl. Corp., Ser. 1, Class A, 7.00%, 01/01/2033	NR	3,093,731	3,309,404
DLJ Comml. Mtge. Corp.:
Ser. 2000-CF1, Class A-3, 7.92%, 05/10/2010	A	2,000,000	2,375,501
Ser. 2000-CKP1, Class A 1-B, 7.18%, 08/10/2010	Aaa	3,000,000	3,460,608
FHLMC, Ser. 2418, Class CT, 5.75%, 12/15/2012	AAA	1,269,710	1,277,096
Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2, 7.88%, 07/25/2027	NR	2,460,288	2,569,207
FNMA:
Ser. 1993-181, Class O, 6.50%, 09/25/2008	AAA	1,635,633	1,699,958
Ser. 2001-12, Class CS, 6.50%, 06/25/2027	AAA	249,172	250,990
GE Capital Mtge. Svcs., Inc.:
Ser. 1994-27, Class A-6, 6.50%, 07/25/2024	AAA	3,745,000	3,878,191
Ser. 1999-H, Class A-7, 6.27%, 04/25/2029	Aaa	2,099,798	2,224,148
GS Mtge. Securities Corp., Ser. 1285, Class A-1, 6.04%, 08/15/2018 144A	AAA	3,668,801	3,978,929
Greenwich Capital Acceptance, Inc., Ser. 2001-Z, 6.36%, 06/14/2006 144A (h)	AA	2,963,077	3,120,491
JP Morgan Chase Comml. Mtge. Securities, Ser. 2002-FL1, Class C, 3.07%, 02/14/2014 144A	A	2,996,708	2,993,051
Midland Realty Acceptance Corp., Ser. 1996-C1, Class E, 8.20%, 08/25/2028	BBB	2,784,000	3,158,723
Morgan Stanley Capital I, Inc.:
Ser. 2001-TOP5, Class A1, 5.02%, 10/15/2035	AAA	3,199,023	3,375,353
Ser. 1997-ALIC, Class B, 6.71%, 01/15/2006	Aaa	1,000,000	1,099,923
Ser. 1997-C1, Class B, 7.69%, 01/15/2007	Aaa	3,300,000	3,786,132
Morgan Stanley Dean Witter & Co., Ser. 2000, Class B, 7.58%, 01/15/2010	AA	3,250,000	3,818,704
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS continued
Norwest Asset Securities Corp.:
Ser. 1998-22, Class B-1, 6.25%, 09/25/2028	AA	$ 1,094,348	$ 1,126,154
Ser. 1998-22, Class B-2, 6.25%, 09/25/2028	NR	1,138,958	1,167,597
PNC Mtge. Securities Corp.:
Ser. 1997-4, Class 2 PP-3, 7.25%, 07/25/2027	AAA	980,428	987,149
Ser. 1999-5, Class C B-3, 6.89%, 07/25/2029	NR	1,445,850	1,545,704
Ser. 1999-8, Class C B-3, 7.35%, 09/25/2029	NR	1,564,358	1,706,617
Residential Funding Mtge. Securities I, Inc.:
Ser. 1999-S2, Class M-1, 6.50%, 01/25/2029	NR	2,804,676	2,957,601
Ser. 2001-H3, Class A-3, 5.70%, 10/25/2014	AAA	5,250,000	5,362,141
Total Collateralized Mortgage Obligations			78,978,504
CORPORATE BONDS 57.7%
CONSUMER DISCRETIONARY 10.5%
Auto Components 1.0%
American Axle & Manufacturing, Inc., 9.75%, 03/01/2009	B+	750,000	802,500
Collins & Aikman Products Co., 11.50%, 04/15/2006	B	625,000	520,312
CSK Auto, Inc., 12.00%, 06/15/2006	B	750,000	798,750
Dana Corp., 6.25%, 03/01/2004	BB	750,000	721,875
Delco Remy International, Inc., 11.00%, 05/01/2009	CCC+	500,000	267,500
Intermet Corp., 9.75%, 06/15/2009	B+	750,000	645,000
3,755,937
Automobiles 0.3%
Ford Motor Co., 6.375%, 02/01/2029	BBB	250,000	167,572
Hertz Corp., 7.625%, 06/01/2012	Baa2	1,000,000	848,350
1,015,922
Distributors 0.2%
Roundy’s, Inc., 8.875%, 06/15/2012 144A	B	750,000	727,500
Hotels, Restaurants & Leisure 2.8%
Argosy Gaming Co., 10.75%, 06/01/2009	B+	500,000	552,500
Aztar Corp., 8.875%, 05/15/2007	B+	750,000	750,000
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	BB-	250,000	261,562
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	750,000	791,250
Hollywood Casino Corp.:
11.25%, 05/01/2007	B	500,000	542,500
13.00%, 08/01/2006	B-	1,000,000	1,035,000
Horseshoe Gaming Holdings, Ser. B, 8.625%, 05/15/2009	B+	750,000	793,125
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	750,000	753,750
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	B	500,000	483,750
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	BB-	1,000,000	1,077,500
Meristar Hospitality Corp., 9.00%, 01/15/2008	B	750,000	630,000
Mohegan Tribal Gaming Authority, 8.00%, 04/01/2012	BB-	1,000,000	1,035,000
Six Flags, Inc., 8.875%, 02/01/2010	B	500,000	440,000
Station Casinos, Inc., 9.875%, 07/01/2010	B+	750,000	811,875
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB	500,000	545,000
WCI Communities, Inc., 10.625%, 02/15/2011	B	750,000	676,875
11,179,687
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Household Durables 0.8%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	$ 900,000	$ 940,500
MDC Holdings, Inc., 8.375%, 02/01/2008	BB+	500,000	512,500
Meritage Corp., 9.75%, 06/01/2011	B	500,000	512,500
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007	B-	600,000	549,000
Windmere Durable Holdings, Inc., 10.00%, 07/31/2008	B-	750,000	738,750
3,253,250
Media 4.2%
AOL Time Warner, Inc., 7.625%, 04/15/2031	BBB+	500,000	454,544
Chancellor Media Corp., 8.00%, 11/01/2008 144A	BBB-	650,000	688,188
Citizens Communications Co., 7.625%, 08/15/2008	BBB	3,000,000	3,019,176
CSC Holdings, Inc., Ser. B, 8.125%, 07/15/2009	BB-	2,000,000	1,670,000
Echostar DBS Corp., 9.375%, 02/01/2009	B+	750,000	753,750
Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009	B-	750,000	780,000
Entercom Radio, LLC, 7.625%, 03/01/2014	B+	500,000	527,500
Hollinger International, Inc., 9.25%, 02/01/2006	B	500,000	505,000
LIN Television Corp., 8.375%, 03/01/2008	B-	500,000	521,250
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2007	B	750,000	783,750
TCI Communications, Inc., 8.75%, 02/15/2023	BBB+	1,250,000	1,111,946
Time Warner, Inc., 6.95%, 01/15/2028	BBB+	2,000,000	1,711,648
Turner Broadcasting Systems, Inc., 7.40%, 02/01/2004	BBB+	2,000,000	2,023,882
Viacom, Inc., 5.625%, 08/15/2012	A-	2,000,000	2,080,720
16,631,354
Multi-line Retail 0.5%
Petco Animal Supplies, Inc., 10.75%, 11/01/2011	B	850,000	905,250
Target Corp., 7.00%, 07/15/2031	A+	500,000	550,032
Wal-Mart Stores, Inc., 7.55%, 02/15/2030	AA	500,000	617,879
2,073,161
Specialty Retail 0.7%
Cole National Group, Inc., 8.875%, 05/15/2012	B	750,000	708,750
Lowe’s Companies, Inc., 8.25%, 06/01/2010	A	250,000	300,286
Michaels Stores, Inc., 9.25%, 07/01/2009	BB	500,000	530,000
Office Depot, Inc., 10.00%, 07/15/2008	BB+	500,000	558,750
Steinway Musical Instruments, Inc., 8.75%, 04/15/2011	BB-	750,000	752,812
2,850,598
CONSUMER STAPLES 2.7%
Beverages 0.3%
Anheuser-Busch Co., Inc., 6.80%, 01/15/2031	A+	250,000	282,769
Constellation Brands, Inc., 8.625%, 08/01/2006	BB	600,000	648,000
Pepsi Bottling Group, Inc., 7.00%, 03/01/2029	A-	250,000	285,575
1,216,344
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food & Drug Retailing 1.0%
Kroger Co., 6.80%, 04/01/2011	BBB-	$ 3,000,000	$ 3,258,426
Marsh Supermarket, Inc., Ser. B, 8.875%, 08/01/2007	B+	750,000	682,500
3,940,926
Food Products 1.4%
Archer Daniels Midland Co., 6.625%, 05/01/2029	A+	250,000	264,578
Delhaize America, Inc., 8.125%, 04/15/2011	BBB-	4,000,000	3,399,748
Kellogg Co., 6.60%, 04/01/2011	BBB	1,000,000	1,124,347
Michael Foods, Inc., Ser. B, 11.75%, 04/01/2011	B-	500,000	552,500
5,341,173
ENERGY 5.7%
Energy Equipment & Services 0.9%
Dresser, Inc., 9.375%, 04/15/2011	B	500,000	472,500
Energy East Corp., 6.75%, 06/15/2012	BBB	1,000,000	1,070,303
Oslo Seismic Services, Inc., 8.28%, 06/01/2011	BBB	1,239,247	816,509
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	B+	600,000	585,000
SESI, LLC, 8.875%, 05/15/2011	BB-	750,000	753,750
3,698,062
Oil & Gas 4.8%
Alberta Energy Co., Ltd., 7.65%, 09/15/2010	A-	1,400,000	1,616,744
Chesapeake Energy Corp., 8.125%, 04/01/2011	B+	1,100,000	1,127,500
Conocophillips, 5.90%, 10/15/2032 144A	A-	4,000,000	3,845,148
Limestone Electron Trust, 8.625%, 03/15/2003 144A	BBB	1,800,000	1,676,174
Louis Dreyfus Natural Gas Corp., 9.25%, 06/15/2004	BBB	4,110,000	4,436,437
Occidental Petroleum Corp., 6.75%, 01/15/2012	BBB	2,000,000	2,221,458
Ocean Energy, Inc., Ser. B, 8.375%, 07/01/2008	BB+	500,000	527,500
Pioneer Natural Resources Co., 9.625%, 04/01/2010	BB+	500,000	586,722
Plains Exploration & Production Co. LP, 8.75%, 07/01/2012 144A	B	500,000	502,500
Stone Energy Corp., 8.25%, 12/15/2011	B+	210,000	217,350
Tesoro Petroleum Corp., 9.625%, 04/01/2012	B	600,000	309,000
Transocean Sedco Forex, Inc., 6.50%, 04/15/2003	A-	500,000	507,783
Vintage Petroleum, Inc., 9.75%, 06/30/2009	B	300,000	309,750
Westport Resources Corp., 8.25%, 11/01/2011	BB-	750,000	781,875
18,665,941
FINANCIALS 18.8%
Banks 0.9%
Chase Manhattan Corp., 7.125%, 03/01/2005	A	200,000	217,495
Citigroup, Inc., 7.00%, 12/01/2025	AA-	250,000	267,757
First Chicago Corp., FRN, 2.00%, 06/11/2004	Aa3	500,000	498,975
International Bank for Reconstruction & Development, 5.00%, 03/28/2006	AAA	1,000,000	1,074,057
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Banks continued
Mellon Financial Co., 5.75%, 11/15/2003	A+	$610,000	$ 634,141
Union Planters Corp., 7.75%, 03/01/2011	BBB-	250,000	284,475
Washington Mutual Bank, FRN, 2.07%, 05/14/2004	A-	500,000	501,151
3,478,051
Diversified Financials 13.2%
American Express Credit Corp., 4.25%, 02/07/2005	A+	500,000	519,491
American General Finance Corp., 5.91%, 06/12/2006	A+	1,000,000	1,070,959
Bear Stearns, Inc., MTN, 2.21%, 09/21/2004	A	500,000	499,589
Bunge Limited Finance Corp., 7.80%, 10/15/2012 144A	BBB	1,000,000	994,314
Countrywide Funding Corp., 6.94%, 07/16/2007	A	1,500,000	1,654,362
DLJ, Inc., FRN, 2.32%, 09/21/2004	AA-	500,000	501,441
Ford Motor Credit Co.:
7.50%, 06/15/2003	BBB	750,000	756,514
7.60%, 08/01/2005	BBB	3,500,000	3,399,378
GE Capital Corp., 6.75%, 03/15/2032	AAA	4,000,000	4,203,088
General Motors Acceptance Corp., 5.75%, 11/10/2003	BBB	500,000	503,550
GMAC:
7.25%, 03/02/2011	BBB	250,000	235,568
8.00%, 11/01/2031	BBB	3,000,000	2,685,591
Goldman Sachs Group, Inc.:
6.25%, 02/01/2003 144A	A+	500,000	505,320
7.625%, 08/17/2005	A+	4,000,000	4,469,756
Household Finance Corp.:
6.375%, 10/15/2011	A-	4,000,000	3,441,840
7.65%, 05/15/2007	A-	500,000	471,653
International Lease Finance Corp., 5.75%, 10/15/2006	AA-	3,000,000	3,073,083
J.P. Morgan & Co., Inc., 7.625%, 09/15/2004	A	500,000	542,429
Lehman Brothers Holdings, Inc.:
7.875%, 08/15/2010	A	500,000	579,404
8.25%, 06/15/2007	A	4,000,000	4,628,172
Merrill Lynch & Co., Inc., FRN, 2.11%, 01/29/2004	A+	500,000	499,971
National Rural Utilities Cooperative Finance:
5.25%, 07/15/2004	A+	500,000	518,807
5.75%, 08/28/2009	A2	3,000,000	3,086,568
6.50%, 03/01/2007	A	2,000,000	2,157,150
NationsBank Corp., 7.80%, 09/15/2016	A	500,000	619,474
Nisource Finance Corp., 7.50%, 11/15/2003	BBB	2,450,000	2,395,208
Pemex Finance, Ltd., 10.61%, 08/15/2017 144A	BBB+	190,000	277,827
Reed Elsevier Capital, Inc., 6.125%, 08/01/2006	A-	3,000,000	3,242,340
Synovus Financial Corp., 7.25%, 12/15/2005	A	250,000	283,004
Ucar Finance, Inc., 10.25%, 02/15/2012	B	750,000	506,250
USA Education, Inc., FRN, 2.11%, 02/18/2003	A	500,000	500,422
Wells Fargo & Co., 5.90%, 05/21/2006	A+	2,500,000	2,713,767
Wells Fargo Financial, Inc., 5.45%, 05/03/2004	A+	500,000	524,847
52,061,137
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Insurance 2.1%
Hartford Life, Inc., 6.90%, 06/15/2004	A	$ 500,000	$ 531,079
Nationwide Life Insurance Co., 6.50%, 02/15/2004 144A	A-	500,000	517,303
Progressive Corp., 6.625%, 03/01/2029	A+	250,000	249,970
Prudential Properties, 7.125%, 07/01/2007 144A	A+	6,300,000	6,916,461
8,214,813
Real Estate 2.6%
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009	BB-	750,000	780,000
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT	B+	850,000	851,221
EOP Operating, LP, 6.50%, 01/15/2004	BBB+	500,000	517,409
Health Care Properties, 7.50%, 01/15/2007 REIT	BBB+	4,000,000	4,368,288
Pan Pacific Retail Properties, Inc., 7.95%, 04/15/2011 REIT	BBB	3,250,000	3,691,847
10,208,765
HEALTH CARE 1.6%
Health Care Equipment & Supplies 0.1%
Rotech Healthcare, Inc., 9.50%, 04/01/2012 144A	B+	550,000	522,500
Health Care Providers & Services 1.5%
Alaris Medical Systems, Inc., Ser. B, 11.625%, 12/01/2006	B+	750,000	836,250
Bergen Brunswig Corp., 7.375%, 01/15/2003	BB-	500,000	503,750
Coventry Health Care, Inc., 8.125%, 02/15/2012	BB+	250,000	260,000
Express Scripts, Inc., 9.625%, 06/15/2009	BBB-	500,000	538,750
Extendicare Health Services, Inc., 9.50%, 07/01/2010 144A	B-	750,000	738,750
Omnicare, Inc., 8.125%, 03/15/2011	BB+	750,000	798,750
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	B+	750,000	783,750
Stewart Enterprises, Inc., 10.75%, 07/01/2008	B+	750,000	810,000
Triad Hospitals, Inc, Ser. B, 8.75%, 05/01/2009	B-	500,000	532,500
5,802,500
INDUSTRIALS 5.6%
Aerospace & Defense 1.5%
BE Aerospace, Inc., 9.50%, 11/01/2008	B	600,000	414,000
Lockheed Martin Corp., 8.50%, 12/01/2029	BBB	2,500,000	3,231,700
Northrop Grumman Corp., 7.00%, 03/01/2006	BBB-	500,000	549,119
United Technologies Corp.:
4.875%, 11/01/2006	A+	500,000	527,770
6.10%, 05/15/2012	A+	1,000,000	1,105,734
5,828,323
Airlines 1.7%
Northwest Airlines, Inc.:
Ser. 1999-2, Class C, 8.30%, 09/01/2010	BBB-	2,087,627	1,339,408
Ser. 2001-1, Class 1C, 7.63%, 04/01/2010	BBB-	2,997,822	1,953,656
Southwest Airlines Co., 8.70%, 07/01/2011	A+	3,091,579	3,290,368
6,583,432
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Commercial Services & Supplies 0.7%
Allied Waste, Inc., Ser. B, 10.00%, 08/01/2009	B+	$ 750,000	$ 723,750
Coinmach Corp., 9.00%, 02/01/2010	B	750,000	776,250
Iron Mountain, Inc., 8.625%, 04/01/2013	B	750,000	785,625
USA Waste Services, Inc., 6.50%, 12/15/2002	BBB	641,000	642,202
2,927,827
Construction & Engineering 0.6%
Centex Corp., Ser. E, FRN, 3.77%, 11/22/2004	BBB	500,000	503,811
KB Home, 8.625%, 12/15/2008	BB-	750,000	757,500
Schuler Homes, Inc., 10.50%, 07/15/2011	B+	500,000	501,250
Toll Brothers, Inc., 8.25%, 12/01/2011	BB+	500,000	495,000
2,257,561
Electrical Equipment 0.1%
Stoneridge, Inc., 11.50%, 05/01/2012	B	250,000	211,250
Machinery 1.0%
AGCO Corp., 8.50%, 03/15/2006	BB-	750,000	738,750
Navistar International Corp., 8.00%, 02/01/2008	B+	500,000	387,500
Niagara Mohawk Power Corp., 7.75%, 05/15/2006	A+	2,000,000	2,264,064
Terex Corp., 8.875%, 04/01/2008	B	750,000	645,000
4,035,314
INFORMATION TECHNOLOGY 0.5%
Computers & Peripherals 0.1%
International Business Machines Corp., 6.50%, 01/15/2028	A+	500,000	520,572
IT Consulting & Services 0.1%
First Data Corp., 5.625%, 11/01/2011	A+	500,000	526,650
Semiconductor Equipment & Products 0.3%
Fairchild Semiconductor Corp., 10.375%, 10/01/2007	B	500,000	530,000
Texas Instruments, Inc., 7.00%, 08/15/2004	A	500,000	534,282
1,064,282
MATERIALS 3.7%
Chemicals 1.1%
Airgas, Inc., 9.125%, 10/01/2011	B+	750,000	800,625
FMC Corp., 10.25%, 11/01/2009 144A	BB+	405,000	419,175
Lyondell Chemical Co.:
9.50%, 12/15/2008	BB	250,000	235,000
Ser. A, 9.625%, 05/01/2007	BB	750,000	718,125
Methanex Corp., 8.75%, 08/15/2012	BBB-	500,000	522,500
Millennium America, Inc., 9.25%, 06/15/2008	BBB-	600,000	606,000
Noveon, Inc., Ser. B, 11.00%, 02/28/2011	B	500,000	537,500
Scotts Co., 8.625%, 01/15/2009	B+	500,000	522,500
4,361,425
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 0.8%
Four M Corp., Ser. B, 12.00%, 06/01/2006	B	$600,000	$ 624,000
Owens-Illinois, Inc., 7.15%, 05/15/2005	B+	750,000	712,500
Packaging Corp. of America, Ser. B, 9.625%, 04/01/2009	BB+	1,000,000	1,087,500
Stone Container Corp., 9.75%, 02/01/2011	B	750,000	808,125
3,232,125
Metals & Mining 0.9%
Alaska Steel Corp., 7.875%, 02/15/2009	BB	850,000	850,000
Owens Brockway Glass Container, 8.875%, 02/15/2009	BB	600,000	619,500
Peabody Energy Corp., Ser. B, 9.625%, 05/15/2008	B+	850,000	896,750
Trimas Corp., 9.875%, 06/15/2012 144A	B	750,000	708,750
U.S. Steel Corp., 10.75%, 08/01/2008	BB	500,000	495,000
3,570,000
Paper & Forest Products 0.9%
Abitibi Consolidated, Inc., 7.875%, 08/01/2009	BBB-	3,000,000	3,010,185
International Paper Co., 8.00%, 07/08/2003	BBB	500,000	518,447
3,528,632
TELECOMMUNICATION SERVICES 4.9%
Diversified Telecommunication Services 4.2%
Alltel Corp., 7.875%, 07/01/2032	A	2,000,000	2,293,574
Bellsouth Corp., 6.00%, 10/15/2011	A+	250,000	268,927
Pacific Bell, 7.125%, 03/15/2026	AA-	500,000	538,575
Panamsat Corp., 8.50%, 02/01/2012 144A	B	850,000	769,250
SBC Communications, Inc., 5.875%, 02/01/2012	AA-	3,000,000	3,193,893
Shaw Communications, Inc., 7.20%, 12/15/2011	BBB	3,000,000	2,589,639
Spieker LP, 8.00%, 07/19/2005	BBB+	3,500,000	3,857,942
TCI Communications, Inc., 8.75%, 08/01/2015	BBB+	3,000,000	3,084,054
16,595,854
Wireless Telecommunications Services 0.7%
AT&T Wireless Services, Inc., 7.50%, 05/01/2007	BBB	3,000,000	2,657,910
UTILITIES 3.7%
Electric Utilities 2.2%
Calpine Corp., 7.75%, 04/15/2009	B+	500,000	162,500
Carolina Power & Light Co., 6.50%, 07/15/2012	BBB+	3,000,000	3,135,258
Devon Energy Corp., 7.95%, 04/15/2032	BBB	1,250,000	1,454,143
FirstEnergy Corp., Ser. B, 6.45%, 11/15/2011	BBB-	3,000,000	2,801,190
Husky Energy, Inc., 6.25%, 06/15/2012	BBB	1,000,000	1,065,174
8,618,265
Gas Utilities 1.5%
Duke Energy Field Services LLC:
7.50%, 08/16/2005	BBB	1,910,000	1,935,707
7.875%, 08/16/2010	BBB	1,500,000	1,478,647
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Gas Utilities continued
El Paso Energy Partners LP, 8.50%, 06/01/2011	BB-	$ 500,000	$ 447,500
Southern Natural Gas Co., 7.35%, 02/15/2031	BBB+	1,750,000	1,509,865
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	500,000	527,500
5,899,219
Total Corporate Bonds			227,056,262
MORTGAGE-BACKED SECURITIES 10.2%
FHLMC:
6.00%, 01/01/2032	AAA	2,797,654	2,883,424
6.25%, 07/15/2032	AAA	4,500,000	4,889,525
6.50%, 12/01/2031	AAA	3,510,844	3,643,804
6.75%, 03/15/2031	AAA	750,000	867,667
7.50%, 09/01/2013-01/01/2016	AAA	2,379,321	2,530,023
FNMA:
4.57%, 03/01/2027	AAA	1,239,935	1,282,214
5.25%, 01/25/2025	AAA	5,000,000	5,099,975
5.49%, 04/01/2028 (h)	AAA	1,129,728	1,169,764
5.50%, 08/01/2008	AAA	862,084	893,075
6.42%, 11/01/2039	AAA	793,747	825,417
6.50%, 08/01/2031-11/01/2031	AAA	3,263,500	3,384,108
7.00%, 07/01/2028-01/01/2032	AAA	8,137,327	8,523,705
9.50%, 12/01/2024	AAA	1,373,120	1,523,523
GNMA:
6.50%, 01/15/2031-03/15/2032	AAA	2,600,986	2,712,017
Total Mortgage-Backed Securities			40,228,241
MUNICIPAL OBLIGATIONS 0.2%
TOBACCO REVENUE 0.2%
Tobacco Settlement Fin., Corp. LA RB, Ser. 2001-A, 6.36%, 05/15/2025	A	898,401	958,917
U.S. TREASURY OBLIGATIONS 2.3%
U.S. Treasury Bonds:
5.375%, 02/15/2031	AAA	5,000,000	5,279,105
7.875%, 02/15/2021	AAA	650,000	874,656
8.00%, 11/15/2021	AAA	1,500,000	2,049,141
U.S. Treasury Notes, 4.625%, 05/15/2006	AAA	750,000	808,243
Total U.S. Treasury Obligations			9,011,145
YANKEE OBLIGATIONS-CORPORATE 4.4%
CONSUMER DISCRETIONARY 0.2%
Hotels, Restaurants & Leisure 0.2%
Royal Caribbean Cruises, Ltd., 8.75%, 02/02/2011	BB+	750,000	653,588
ENERGY 0.8%
Oil & Gas 0.8%
Canadian Natural Resources Ltd., 5.45%, 10/01/2012	BBB+	3,000,000	3,052,218
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE continued
FINANCIALS 0.2%
Banks 0.1%
BBV International Finance, Ltd, 6.875%, 07/01/2005	A+	$290,000	$ 316,948
Insurance 0.1%
Axa SA, 8.60%, 12/15/2030	A-	500,000	509,288
INDUSTRIALS 0.9%
Industrial Conglomerates 0.9%
Tyco International Group SA, 6.25%, 06/15/2003	BBB-	3,750,000	3,638,130
MATERIALS 0.4%
Metals & Mining 0.0%
Bulong Operations Property, Ltd., 12.50%, 03/31/2012 (g)+(h)	NR	1,600,000	40,000
Paper & Forest Products 0.4%
Domtar, Inc., 8.75%, 08/01/2006	BBB-	500,000	572,775
Tembec Industries, Inc., 7.75%, 03/15/2012	BB+	750,000	740,625
1,313,400
TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.8%
British Telecommunications Plc:
7.875%, 12/15/2005	A-	500,000	558,400
8.625%, 12/15/2030	A-	1,500,000	1,816,740
Singapore Telecommunications, 7.375%, 12/01/2031 144A	AA-	1,000,000	1,067,070
Star Choice Communications, 13.00%, 12/15/2005	B+	500,000	467,500
Telus Corp., 8.00%, 06/01/2011	BBB	4,250,000	3,293,750
7,203,460
Wireless Telecommunications Services 0.1%
Rogers Cantel, Inc., 9.75%, 06/01/2016	BB+	500,000	377,500
Total Yankee Obligations-Corporate			17,104,532

		Shares	Value

PREFERRED STOCKS 0.6%
FINANCIALS 0.6%
Diversified Financials 0.5%
Bank One Capital		20,000	505,600
Fleet Capital Trust		20,000	498,600
USB Capital Corp.		19,700	493,879
Washington Mutual, Inc.		13,100	329,858
1,827,937
Insurance 0.1%
Travelers PC Corp.		13,700	344,898
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

		Shares	Value

PREFERRED STOCKS continued
FINANCIALS continued
Real Estate 0.0%
Equity Office Properties Trust		6,000	$ 150,600
Total Preferred Stocks			2,323,435

	Credit Rating (v)	Principal Amount	Value

CONVERTIBLE DEBENTURES 0.1%
FINANCIALS 0.1%
Insurance 0.1%
MBIA, Inc., 6.625%, 10/01/2028	AA	500,000	486,108
SHORT-TERM INVESTMENTS 0.5%
U. S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bills, 1.57%, 12/26/2002	AAA	200,000	199,526

		Shares	Value

MUTUAL FUND SHARES 0.5%
Evergreen Institutional Money Market Fund (o)		1,901,720	1,901,720
Total Short-Term Investments			2,101,246
Total Investments (cost $386,720,358) 98.9%			389,292,258
Other Assets and Liabilities 1.1%			4,316,862
Net Assets 100.0%			$ 393,609,120

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
(g)	Security which has defaulted on payment of interest and/or principal and which the fund has stopped accruing interest income on.
+	Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based upon its fair value determined under procedures approved by the Board of Trustees.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

Summary of Abbreviations:
FNMA	Federal National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corp.
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
RB	Revenue Bond
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (unaudited)

Assets
Identified cost of securities	$ 386,720,358
Net unrealized gains on securities	2,571,900

Market value of securities	389,292,258
Receivable for securities sold	2,258,575
Receivable for Fund shares sold	703,818
Interest and dividends receivable	6,018,305
Prepaid expenses and other assets	175,235

Total assets	398,448,191

Liabilities
Distributions payable	1,924,605
Payable for securities purchased	2,260,395
Payable for Fund shares redeemed	552,940
Payable for daily variation margin on open futures contracts	5,250
Advisory fee payable	5,158
Distribution Plan expenses payable	4,178
Due to other related parties	1,075
Accrued expenses and other liabilities	85,470

Total liabilities	4,839,071

Net assets	$ 393,609,120

Net assets represented by
Paid-in capital	$ 470,220,127
Overdistributed net investment income	(610,711)
Accumulated net realized losses on securities, futures contracts and foreign currency related transactions	(78,544,375)
Net unrealized gains on securities, futures contracts and foreign currency related transactions	2,544,079

Total net assets	$ 393,609,120

Net assets consists of
Class A	$ 320,000,829
Class B	24,024,247
Class C	49,009,794
Class I	574,250

Total net assets	$ 393,609,120

Shares outstanding
Class A	21,960,810
Class B	1,648,721
Class C	3,363,413
Class I	39,409

Net asset value per share
Class A	$ 14.57
Class A -- Offering price (based on sales charge of 4.75%)	$ 15.30
Class B	$ 14.57
Class C	$ 14.57
Class I	$ 14.57

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $2,044)	$ 12,769,277
Dividends	90,107

Total investment income	12,859,384

Expenses
Advisory fee	924,555
Distribution Plan expenses
Class A	404,896
Class B	112,213
Class C	206,189
Administrative services fees	194,050
Transfer agent fee	379,124
Trustees’ fees and expenses	3,029
Printing and postage expenses	25,158
Custodian fee	48,619
Registration and filing fees	4,591
Professional fees	17,404
Other	519

Total expenses	2,320,347
Less: Expense reductions	(2,047)

Net expenses	2,318,300

Net investment income	10,541,084

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions
Net realized gains or losses on:
Securities	1,186,101
Futures contracts	(226,017)
Foreign currency related transactions	(45)

Net realized gains on securities, futures contracts and foreign currency related transactions	960,039
Net change in unrealized gains or losses on securities, futures contracts and foreign currency related transactions	(2,137,740)

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions	(1,177,701)

Net increase in net assets resulting from operations	$ 9,363,383

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2002 (unaudited)		Year Ended April 30, 2002

Operations
Net investment income		$ 10,541,084		$ 18,860,714
Net realized gains or losses on securities, futures contracts and foreign currency related transactions		960,039		(121,069)
Net change in unrealized gains or losses on securities, futures contracts and foreign currency related transactions		(2,137,740)		3,092,836

Net increase in net assets resulting from operations		9,363,383		21,832,481

Distributions to shareholders from
Net investment income
Class A		(9,473,747)		(17,936,292)
Class B		(572,343)		(1,222,098)
Class C		(1,053,810)		(178,887)
Class I*		(16,028)		(64,526)

Total distributions to shareholders		(11,115,928)		(19,401,803)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	827,692	12,109,502	721,046	10,569,204
Class B	372,115	5,448,026	389,414	5,716,163
Class C	205,482	3,007,847	111,588	1,632,046
Class I*	160,076	2,331,576	14,950	219,842

		22,896,951		18,137,255

Net asset value of shares issued in reinvestment of distributions
Class A	320,467	4,694,502	726,940	10,679,664
Class B	18,081	264,894	49,940	733,998
Class C	36,725	537,853	8,574	126,001
Class I*	318	4,663	3,665	53,868

		5,501,912		11,593,531

Automatic conversion of Class B shares to Class A shares
Class A	5,421	78,892	375,013	5,461,543
Class B	(5,421)	(78,892)	(375,010)	(5,461,543)

		0		0

Payment for shares redeemed
Class A	(2,319,347)	(33,904,527)	(2,902,478)	(42,593,382)
Class B	(219,360)	(3,200,969)	(356,259)	(5,224,250)
Class C	(477,675)	(6,983,658)	(58,038)	(854,010)
Class I*	(145,352)	(2,122,607)	(65,611)	(952,235)

		(46,211,761)		(49,623,877)

Net asset value of shares issued in acquisition
Class A	2,579,947	37,764,120	0	0
Class B	165,564	2,423,469	0	0
Class C	3,325,020	48,669,466	0	0
Class I*	3,931	57,540	0	0

		88,914,595		0

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended October 31, 2002 (unaudited)	Year Ended April 30, 2002

Net increase (decrease) in net assets resulting from capital share transactions	$ 71,101,697	$ (19,893,091)
Total increase (decrease) in net assets	69,349,152	(17,462,413)
Net assets
Beginning of period	324,259,968	341,722,381
End of period	$ 393,609,120	$ 324,259,968
Overdistributed net investment income	$ (610,711)	$ (625,547)
* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Diversified Bond Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such trans

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

actions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements, which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return.

e. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid an annual fee of 2.00% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.41% and declining 0.16% as net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on June 7, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Quality Income Fund in an exchange of shares. The net assets were exchanged through a tax-free exchange for 2,579,947 Class A shares, 165,564 Class B shares, 3,325,020 Class C shares and 3,931 Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $599,698. The aggregate net assets of the Fund and Evergreen Quality Income Fund immediately prior to the acquisition were $321,141,608 and $88,914,595, respectively. The aggregate net assets of the Fund immediately after the acquisition were $410,056,203.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the six months ended October 31, 2002:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S.Government	U.S. Government	Non-U.S.Government

$5,046,680	$146,271,784	$18,019,058	$131,985,265

At October 31, 2002, the Fund had open short futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at October 31, 2002	Unrealized Loss

12/26/2002	12 U.S. Treasury Bond Futures	$1,300,053	$1,327,875	$27,822

During the six months ended October 31, 2002, the Fund earned $5,521on dollar roll transactions.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $386,720,358. The gross unrealized appreciation and depreciation on securities based on tax cost was $16,213,516 and $13,641,616, respectively, with a net unrealized appreciation of $2,571,900.

As of April 30, 2002, the Fund had $78,216,613 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2003	2004	2007	2008	2009	2010

$28,735,992	$20,011,986	$1,471,104	$12,464,442	$10,946,109	$4,586,980

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of April 30, 2002 the Fund incurred and elected to defer post October losses of $104,530.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the six months ended October 31, 2002, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $2,047, which represents 0.00% of its average daily net assets on an annualized basis.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended October 31, 2002, the Fund had no borrowings under this agreement.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564353 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034